Q4’FY24 Earnings Call Supplemental Presentation August 14, 2024 Exhibit 99.2

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding adjusted EBITDA and revenue; our ability to deliver on our goals and strategic growth plans; our expectations related to the markets and regions in which we operate; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the effect of the global macroeconomic environment on the operations of the company and those of its customers and suppliers; disruptions to our supply chain, including increased logistics costs; the company's ability to achieve widespread market acceptance of its products; the company’s ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2024, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Closing the Gaps to Cancer Care Advance Care by providing solutions that address the biggest pain points in RT  Drive Patient Access to radiotherapy treatments in developed and high potential underserved markets Delight Customers by ensuring high operational performance so no patient is rescheduled Hope Confidence Goals

Our Strategic Growth Plan: Key Pillars Guided by Our Vision: To expand the curative power of radiation therapy to improve as many lives as possible Outpace the Market and Grow Customer Base   Improve Profitability and Operational Excellence  Expand Service and Solutions Recurring Revenue Strengthen Balance Sheet and Cash Flow

Q4'FY24 Highlights

ACCURAY

- Achieved record system shipments with 24 percent increase in systems shipped compared to the same period in the prior fiscal year, resulting in highest revenue quarter in company history
- Gained approval for the Accuray Precision® Treatment Planning System (TPS) in China for use with the Tomo® C radiation therapy system for the Type B market
- Implemented first installations of the VitalHold™ surface-guided radiation therapy (SGRT) on the Radixact® System in Japan
- Gained CE Mark for the Accuray Helix™, a configuration of the Radixact® Treatment Delivery System, designed for India and other high potential markets where treatment versatility, high throughput and access to radiation therapy treatments are paramount
- Signed agreement with TrueNorth Medical Physics LLC to provide radiation oncology departments with third-party physics, dosimetry and commissioning services

Proprietary and Confidential Property of Accuray 5

Expanding Access to Precision Cancer Care Accuray Helix™ Tomo® C Locally Manufactured, China Solution Manufactured in Madison, Wisconsin Fueling Growth in China Type B Market Unique Features Designed for Workflow Efficiency NMPA Approval CE Mark

Q4’FY24 and FY24 Financials Solid financial performance Highlights $M Q4 Y/Y FY’24 Y/Y Y/Y XFX2 Gross Orders $95.5M 8% 10% $342.1M 10% 11% Revenues $134.3M 14% 16% $446.6M (0%) 0% Product $79.7M 28% 29% $234.2M 0% 1% Service $54.6M (2%) 0% $212.4M (1%) (1%) Op. Expenses $31.6M (17%) $142.4M (6%) R&D $9.5M (32%) $49.7M (13%) SG&A $22.1M (8%) $92.7M (2%) Adj. EBITDA1 $10.1M 94% $19.7M (18%) KEY FINANCIAL METRICS 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 10 and 11 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. 2 Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations. 10% gross orders growth in FY24 with a book to bill ratio of 1.5 for FY24 demonstrating strong demand for Accuray innovations 10% annual revenue growth in international markets driven by patient access strategy in emerging markets 6% annual decrease in OPEX driven in part by disciplined cost control with a focus on ROI Focused working capital optimization with a $21M decline in Inventory and $6M increase in cash vs prior quarter Y/Y XFX2

FY25 Guidance Revenue Adjusted EBITDA1 FY25 Guidance Range $27.5M - $29.5M +40% - 50% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 12 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. $ in millions % = YoY Growth $460M - $470M +3% - 5%

Thank you

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended June 30, Three Months Ended June 30, 2023 2024 $ $ $ $ 3,387 1,507 2,042 2,686 471 10,093 (2,556) 1,097 2,452 2,735 580 5,208 ERP and ERP related expenditures 0 900 GAAP to Adjusted EBITDA Q4 FY’24 and Q4 FY’23 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

$K GAAP net income (loss) Stock-based compensation Interest expense, net Restructuring charges Depreciation and amortization Twelve Months Ended June 30, Twelve Months Ended June 30, 2023 2024 $ $ (15,545) 5,905 9,483 10,676 2,633 3,725 (9,280) 4,527 10,053 10,340 2,738 2,492 ERP and ERP related expenditures 2,815 3,078 GAAP to Adjusted EBITDA FY2024 and FY2023 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Adjusted EBITDA $ $ 19,682 23,948 Provision for income taxes

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (5,000) 6,500 10,000 13,000 3,000 27,500 (3,000) 6,500 10,000 13,000 3,000 29,500 GAAP to Adjusted EBITDA FY’25 – Forward Looking Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2025